SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2010

COLUMBUS MCKINNON CORPORATION
 (Exact name of registrant as specified in its charter)

NEW YORK
 (State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK	14228-1197

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 16, 2010, Columbus McKinnon Corporation (the “Company”) entered into a second amendment (the “Amendment”) to its existing Fourth Amended and Restated Credit Agreement dated as of December 31, 2009, as amended (the “Revolving Credit Agreement”)  among the Company and certain subsidiaries of the Company party thereto (together with the Company, the “Borrowers”); Bank of America, N.A., JPMorgan Chase Bank, N.A., RBS Citizens Bank, N.A., M&T Bank, PNC Bank, N.A., and Credit Suisse AG Cayman Islands Branch as lenders (the “Lenders”); and Bank of America, N.A. as Administrative Agent, Letter of Credit Issuer, and Swing Line Lender.  The Amendment, among other things, allows for issuance of up to $175 million of additional unsecured indebtedness upon repayment of the $124.9 million Senior Subordinated 8 7/8% Notes which are due November 1, 2013. In addition the amendment modifies the “Total Leverage Ratio” for the fiscal quarters ended December 31, 2010 and March 31, 2011 allowing a potential refinancing transaction, consents to the future acquisition and divestiture of certain specified businesses and makes certain other modifications to the terms of the Revolving Credit Agreement.  As of December 21, 2010, other than the outstanding letter of credit balance of $13,994,581.60, the Company has no borrowings under the Revolving Credit Agreement.  As of September 30, 2010, the most recently completed fiscal quarter, the Company was in compliance with its debt covenants under the terms of the Revolving Credit Agreement.  The lenders did not charge the Company any administrative fees in connection with the Amendment.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the actual Amendment, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1
Second Amendment to the Fourth Amended and Restated Credit Agreement, dated as of December 31, 2009, among the Company and certain subsidiaries of the Company party thereto, Bank of America, N.A., JPMorgan Chase Bank, N.A., RBS Citizens Bank, N.A., M&T Bank, PNC Bank, N.A., and Credit Suisse AG Cayman Islands Branch, dated as of December 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Karen L. Howard
Name:	Karen L. Howard
Title:	Vice President-Finance and Chief Financial Officer
(Principal Financial Officer)

Dated:  December 22, 2010